UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 22, 2004


                       ELECTRO SCIENTIFIC INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

         OREGON                      0-12853                93-0370304
(State or other jurisdiction       (Commission            (IRS Employer
    of incorporation)              File Number)            Identification No.)


13900 NW Science Park Drive, Portland, Oregon                  97229
  (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (503) 641-4141

                                    No Change

          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

         On December 22, 2004, Electro Scientific Industries, Inc. (the "Company") announced its financial results for the second quarter of fiscal 2005. The Company's press release announcing this event is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

       (c) Exhibits
       ------------
       99.1  Press release dated December 22, 2004




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





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: December 22, 2004.


                                  Electro Scientific Industries, Inc.



                                  By     /s/ J. Michael Dodson
                                       -----------------------------------------
                                       J. Michael Dodson
                                       Senior Vice President of Administration,
                                       Chief Financial Officer and Secretary




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                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

99.1              Press release dated December 22, 2004.